Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned officer of Rave Restaurant Group, Inc. (the “Company”), does hereby certify, to such officer’s knowledge, that the accompanying Annual Report on Form 10-K for the fiscal year ended June 30, 2024, and filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 26, 2024	By:	/s/ Jay D. Rooney
Jay D. Rooney
Chief Financial Officer
(principal financial officer)